 Investment Portfoliosas of November 30, 2022 (Unaudited)
DWS Multi-Asset Moderate Allocation Fund
	Shares	Value ($)

Equity — Equity Funds 48.1%
DWS Core Equity Fund "Institutional" (a)	236,558	7,103,836
DWS Emerging Markets Equity Fund "Institutional" (a)	52,694	902,128
DWS RREEF Global Infrastructure Fund "Institutional" (a)	26,139	436,005
DWS RREEF Real Estate Securities Fund "Institutional" (a)	60,033	1,200,651
DWS Small Cap Core Fund "S" (a)	20,480	904,993
Total Equity — Equity Funds (Cost $6,211,114)		10,547,613

Equity — Exchange-Traded Funds 13.0%
iShares Core MSCI Europe ETF	17,732	861,066
iShares MSCI Japan ETF	11,819	659,500
iShares MSCI Pacific ex Japan ETF	7,614	335,397
SPDR S&P Emerging Asia Pacific ETF	4,580	455,802
SPDR S&P Global Natural Resources ETF	1,877	113,709
Xtrackers MSCI Japan Hedged Equity ETF (b)	8,304	431,291
Total Equity — Exchange-Traded Funds (Cost $2,634,800)		2,856,765

Fixed Income — Bond Funds 3.9%
DWS Emerging Markets Fixed Income Fund "Institutional" (a)	7	47
DWS Enhanced Commodity Strategy Fund "Institutional" (a)	49,854	308,096
DWS High Income Fund "Institutional" (a)	127,239	538,222
Total Fixed Income — Bond Funds (Cost $848,838)		846,365

Fixed Income — Exchange-Traded Funds 28.8%
iShares 7-10 Year Treasury Bond ETF, “B”	15,634	1,526,035
iShares Core International Aggregate Bond ETF	17,439	870,381
iShares GNMA Bond ETF	36,996	1,635,223
iShares JP Morgan USD Emerging Markets Bond ETF	6,336	547,620
Vanguard Intermediate-Term Corporate Bond ETF	22,273	1,750,212
Total Fixed Income — Exchange-Traded Funds (Cost $6,503,156)		6,329,471

	Principal Amount ($)	Value ($)

Short-Term U.S. Treasury Obligations 1.4%
U.S. Treasury Bills, 2.006% (c), 4/20/2023 (d) (Cost $307,582)	310,000	304,745

	Shares	Value ($)

Fixed Income — Money Market Funds 4.9%
DWS Central Cash Management Government Fund, 3.70% (a) (e), 1/1/2030 (Cost $1,078,934)	1,078,934	1,078,934

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $17,584,424)	100.1	21,963,893
Other Assets and Liabilities, Net	(0.1)	(22,307)
Net Assets	100.0	21,941,586

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund’s transactions with affiliated Underlying DWS Funds during the period ended November 30, 2022 are as follows:
Value ($) at 8/31/2022	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 11/30/2022	Value ($) at 11/30/2022
Exchange-Traded Funds 2.0%
Xtrackers MSCI Japan Hedged Equity ETF (b)
903,862	—	519,746	23,068	24,107	—	—	8,304	431,291
Equity — Equity Funds 48.1%
DWS Core Equity Fund “Institutional” (a)
7,092,111	444,196	749,500	162,134	154,895	16,796	—	236,558	7,103,836
DWS Emerging Markets Equity Fund “Institutional” (a)
654,695	233,400	—	—	14,033	—	—	52,694	902,128
DWS RREEF Global Infrastructure Fund “Institutional” (a)
440,076	1,303	—	—	(5,374)	1,303	—	26,139	436,005
DWS RREEF Real Estate Securities Fund “Institutional” (a)
1,192,195	66,059	—	—	(57,603)	5,859	—	60,033	1,200,651
DWS Small Cap Core Fund “S” (a)
905,923	—	30,250	(6,748)	36,068	—	—	20,480	904,993
Fixed Income — Bond Funds 3.9%
DWS Emerging Markets Fixed Income Fund “Institutional” (a)
47	—	—	—	—	—	—	7	47
DWS Enhanced Commodity Strategy Fund “Institutional” (a)
346,388	187,728	99,900	(25,260)	(100,860)	107,528	—	49,854	308,096
DWS High Income Fund “Institutional” (a)
590,020	7,475	59,900	(2,189)	2,816	7,476	—	127,239	538,222
Fixed Income — Money Market Funds 4.9%
DWS Central Cash Management Government Fund, 3.70% (a) (e)
3,109,525	790,694	2,821,285	—	—	7,878	—	1,078,934	1,078,934
15,234,842	1,730,855	4,280,581	151,005	68,082	146,840	—	1,660,242	12,904,203

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc.
(b)	Affiliated fund managed by DBX Advisors LLC.
(c)	Annualized yield at time of purchase; not a coupon rate.
(d)	At November 30, 2022, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(e)	The rate shown is the annualized seven-day yield at period end.

MSCI: Morgan Stanley Capital International
S&P: Standard & Poor's
SPDR: Standard & Poor's Depositary Receipt
At November 30, 2022, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
Euro Stoxx 50 Index	EUR	12/16/2022	1	37,557	41,260	3,703
Currency Abbreviation(s)

EUR	Euro

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of November 30, 2022 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Equity — Equity Funds	$10,547,613	$—	$—	$10,547,613
Equity — Exchange-Traded Funds	2,856,765	—	—	2,856,765
Fixed Income — Bond Funds	846,365	—	—	846,365
Fixed Income — Exchange-Traded Funds	6,329,471	—	—	6,329,471
Short- Term U.S. Treasury Obligations	—	304,745	—	304,745
Fixed Income — Money Market Funds	1,078,934	—	—	1,078,934
Derivatives (a)
Futures Contracts	3,703	—	—	3,703
Total	$21,662,851	$304,745	$—	$21,967,596

(a)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.
Derivatives
The following table presents, by major type of derivative contract, the unrealized appreciation (depreciation) of the Fund's derivative instruments as of November 30, 2022 categorized by the primary underlying risk exposure.
Primary Underlying Risk Disclosure	Futures Contracts
Equity Contracts	$ 3,703
OBTAIN AN OPEN-END FUND PROSPECTUS
To obtain a summary prospectus, if available, or prospectus, download one from fundsus.dws.com, talk to your financial representative or call (800) 728-3337. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest.
CLOSED-END FUNDS
Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE
DMAMAT-PH1
R-080548-2 (1/25)